UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BRANDYWINE REALTY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 30, 2013

Meeting Information
BRANDYWINE REALTY TRUST	Meeting Type: Annual Meeting For holders as of: April 02, 2013
Date: May 30, 2013 Time: 10:00 AM EDT
Location: The Four Seasons Hotel
One Logan Square
Philadelphia, Pennsylvania

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

BRANDYWINE REALTY TRUST 555 EAST LANCASTER AVENUE SUITE 100 RADNOR, PA 19087
See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow è	XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper of e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@ proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2013 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Trustees recommends you vote FOR the following:

1. Election of Trustees Nominees
01 Walter D'Alessio	02 Anthony A. Nichols, Sr.	03 Gerard H. Sweeney	04 Wyche Fowler	05 Michael J. Joyce
06 Charles P. Pizzi	07 James C. Diggs

The Board of Trustees recommends you vote FOR proposals 2 and 3.

2 Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2013.
3 Provide an advisory, non-binding vote on our executive compensation

NOTE: In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.